SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D.C.  20549

                               FORM 8-K

                            CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 1996

                        Applied Computer Technology, Inc.
              (Exact name of registrant as specified in its charter)

         Colorado                      0-26826          84-1164570
(State or other jurisdiction      (Commission     (I.R.S. Employer)
     of incorporation)            File Number)   Identification No.)

             2573 Midpoint Drive, Fort Collins, Colorado       80525
         (Address of Principal executive offices)           (Zip code)
Registrant's telephone number, including area code   (970) 490-1849

                                  N/A
          Former Name or Former Address, If Changed Since Last Report
                               Page 1 of 2 Pages
                       Exhibit Index is on Page 2.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

    1. Effective November 5, 1996 Applied Computer Technology, Inc. (the"Company") retained Grant Thornton LLP as the Company's Independent Certified Public Accountants. In this regard, Grant Thornton LLP replaced Brock and Company CPA's, P.C. (which audited the Company's financial statements for the years ended December 31, 1994 and 1995) as the Company's certifying public accountants.

         The Company has authorized Brock and Company CPA's, P.C. to discuss any matter relating to the Company and its operations with Grant Thornton LLP.

         During the period beginning January 1, 1994 and ending November 5, 1996, the Company did not consult with Grant Thornton LLP regarding the application of accounting principles to any past or proposed transaction or any other matter relating to the Company's financial statements or accounting practices or the type of audit opinion that might be rendered on the Company's financial statements.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
         None.

                               SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: November 7, 1996         APPLIED COMPUTER TECHNOLOGY, INC.
                               By /s/ Robert Oliphant
                               Robert Oliphant, Chief Financial
                                 Officer and Treasurer
2413D